                                                                    Exhibit 10.2
                                                                    ------------

                                                                    CONFIDENTIAL


                   RESEARCH AND COMMERCIALIZATION AGREEMENT


     THIS RESEARCH AND COMMERCIALIZATION AGREEMENT (the "Agreement"), effective as of July 9, 1998, is entered by and between GenPharm International, Inc., a wholly owned subsidiary of Medarex, Inc., and Medarex, Inc., a New Jersey corporation, with a principal place of business at 1545 Route 22 East, Annandale, New Jersey 08801 (together "Medarex"), and FibroGen, Inc. and its wholly-owned subsidiary, FibroPharma, Inc., with a principal place of business at 225 Gateway Boulevard, South San Francisco, California 94080 (together "FibroGen").

                                  BACKGROUND

     A. Medarex is the sole and exclusive owner of certain transgenic Mice useful for the preparation of fully human monoclonal antibodies;

     B. FibroGen desires to have Medarex conduct research with the Mice for the development of fully human monoclonal antibodies to certain Antigens (as defined below) and to evaluate the utility of such antibodies as potential therapeutics involved in fibrosis or fibroproliferative disease, and Medarex is willing to conduct such Research, on the terms and conditions herein; and

     C. FibroGen wishes to acquire from Medarex an option to acquire a commercial license for the use of monoclonal antibodies with specificity for the Antigens to commercialize Products (as defined below), on the terms and conditions herein.

     NOW, THEREFORE, Medarex and FibroGen agree as follows:

     1.   DEFINITIONS

     1.1  "Affiliate" means any corporation or other entity which is directly or
           ---------
indirectly controlling, controlled by or under the common control with FibroGen. For the purpose of this Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     1.2  "Antibody" shall mean a human monoclonal antibody with binding
          --------
affinity for an Antigen, which antibody is derived from cells obtained from one or more of the Mice.

     1.3  "Antigen" shall mean each of [*****] antigens listed on Exhibit A
           -------
hereto as such list may be revised from time to time by the mutual agreement of the parties.

     1.4  "Confidential Information" shall mean (i) any proprietary or
           ------------------------
confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or (ii) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

     1.5  "Control" or "Controlled" shall mean possession of the ability to
           -------      ----------
grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or other arrangement with any third party.

     1.6  "Effective Date" means forty-five (45) days after the date of this
           --------------
Agreement.

     1.7  [*****]

     1.8  "FibroGen Technology" shall mean all United States and foreign patents
           -------------------
(including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) owned by FibroGen during the term of the Agreement, in each case, which claims an invention which is necessary or useful to make, use or sell Antibodies and/or Products.

     1.9  "Medarex Fees" shall mean any commercial fee, milestone payment and
           ------------
[*****] any research support payment made by FibroGen to Medarex pursuant to Sections 2.2, 4.1 and 4.2.

     1.10 "Medarex Technology" shall mean the Patent Rights and Know How.
           ------------------

          1.10.1   "Know How" shall mean the Confidential Information and Mice
                    --------
owned or Controlled by Medarex during the term of the Agreement and transferred to FibroGen by Medarex necessary or useful for the exercise of the Patent Rights, including, without limitation, technical data, protocols and methods and processes. For the avoidance of doubt, the Know How does not include any Patent Rights.

          1.10.2   "Patent Rights" shall mean all United States and foreign
                    -------------
patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revalidations and patents of addition) and patent applications (including, without limitation, all


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

continuations, continuations-in-part and divisions thereof) owned or Controlled by Medarex during the term of the Agreement, in each case, which claims an invention which is necessary or useful for the use of the Antibodies or the hybridoma cell lines transferred hereunder to make, use or sell Products.

     1.11  "Mice" shall mean immunizable transgenic mice containing unrearranged
            ----
human immunoglobulin genes.

     1.12  "Mice Materials" shall mean any parts or derivatives of the Mice
            --------------
prepared by Medarex in connection with the Research, including without limitation, cells, hybridomas Antibodies, genes, DNA sequences or other biological materials derived directly or indirectly from the Mice.

     1.13  "Net Sales" shall mean [*****].
            ---------

     1.14  "Phase I", "Phase II"and "Phase III" shall mean Phase I (or Phase
            -------    --------      ---------
I/II), Phase II, and Phase III clinical trials, respectively, in each case as prescribed by the U.S. Food and Drug Administration or a corresponding foreign entity.

     1.15  "Product" shall mean any product for the treatment or diagnosis of
            -------
human disease containing an Antibody provided by Medarex or produced from any hybridoma provided by Medarex or a portion thereof.

     1.16  "Research" shall mean the activities conducted by FibroGen and
            --------
Medarex in the Research Period in connection with the development and assessment of the usefulness and effectiveness of the Antibodies.

     1.17  "Research Invention" shall mean any invention by Medarex or FibroGen
            ------------------
in connection with the performance of the Research.

     1.18  "Research Period" shall mean the period from the Effective Date until
            ---------------
the earlier of (i) [*****], unless the Research Period is extended pursuant to
Section 2.6, [*****], or (ii) the termination of the Research or the Agreement.

     1.19  "Sublicensee" shall mean a third party (except an Affiliate) to whom
            -----------
FibroGen has granted a license or sublicense to make, have made, import, use, sell, offer for sale or otherwise exploit Products in the Territory. As used in this Agreement, "Sublicensee" shall also

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

include a third party (except an Affiliate) to whom FibroGen has granted the right to distribute a Product.

     1.20  "Sublicensee Revenues" shall mean [*****].
            --------------------

     1.21  "Territory" shall mean all countries of the world.
            ---------

     2.    RESEARCH

     2.1   Research.  Subject to the terms and conditions set forth herein,
           --------
during the Research Period Medarex will immunize Mice with up to [*****] Antigens selected by FibroGen to produce Antibodies for evaluation by FibroGen for commercial development. FibroGen shall have the right to have immunizations for up to [*****] Antigens conducted concurrently. FibroGen shall be entitled to have Medarex immunize a total of [*****] Mice each year; provided, however, that with respect to [*****] Antigens to be selected by FibroGen ("Special Antigens"), Medarex shall immunize [*****] Mice for each of the Special Antigens. In any year in which immunizations for a Special Antigen are conducted, the number of Mice which Medarex is obligated to immunize Mice against Antigens other than Special Antigens shall be reduced by [*****] Mice for each Special Antigen for which immunizations are conducted in such year. For the remaining Antigens with respect to which immunizations are conducted, Medarex shall immunize a minimum of [*****] Mice with the applicable Antigen. [*****] Medarex shall use reasonably diligent efforts to conduct the Research in a professional manner and agrees to commit the personnel, facilities and other resources necessary to perform its obligations under the Research and the work plan attached hereto as Exhibit B; provided, however, it does not warrant that the Research shall result in the preparation of any Antibody suitable for development as a Product [*****].

     2.2   Research Support.  During the Research, FibroGen shall pay to Medarex
           ----------------
a quarterly research support payment of [*****]. The first payment shall be due forty-five (45) days from the Effective Date, and subsequent payments shall be due on the quarterly anniversary thereof unless [*****]; provided that Medarex is not in breach of this Agreement. However, if FibroGen fails to make any research support payment for any reason, Medarex shall have no obligation to conduct any further Research activities.

     2.3   Identification and Delivery of Antigens.  FibroGen shall promptly
           ---------------------------------------
notify Medarex of each Antigen prior to immunization of the Mice in the Research and deliver to Medarex a mutually agreed quantity of such Antigen in a substantially pure form prior to the immunization.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     2.4  Delivery of Antibodies.  Upon the preparation of an Antibody for each
          ----------------------
Antigen, Medarex shall deliver to FibroGen [*****] of such Antibody and a hybridoma cell line producing such Antibody for evaluation by FibroGen.

     2.5  Research License.  Medarex hereby grants to FibroGen and its
          ----------------
Affiliates an [*****] license solely to use the Antibodies and hybridoma cell lines producing such Antibodies prepared by Medarex in connection with the Research for research and evaluation purposes; [*****].

     2.6  Research Period.
          ---------------

          2.6.1  [*****]

          2.6.2  Extension.  With notice to Medarex at least thirty (30) days
                 ---------
prior to [*****], FibroGen may extend the term of the Research until [*****] and, with notice to Medarex at least thirty (30) days prior to [*****], FibroGen may further extend the term of the Research until [*****], and in each case, FibroGen shall continue to make quarterly research support payments as provided in Section 2.2. If FibroGen (i) extends the Research Period for [*****], and
(ii) exercises its option and acquires a commercial license pursuant to Section 3.1.2, then FibroGen shall [*****].

          2.6.3  If No Extension; [*****]. If FibroGen fails to provide Medarex
                 ------------------------
with notice at least thirty (30) days prior to [*****] that it will not extend the Research for [*****], then before [*****], if FibroGen has exercised its option and acquires a commercial license pursuant to Section 3.1.2, FibroGen [*****].

          2.6.4  [*****]

          2.6.5  [*****]

     2.7  Ownership.
          ---------

          2.7.1  Mice.  Except as provided in Section 3.3, title to the Mice and
                 ----
Mice Materials shall at all times remain with Medarex.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.7.2  Intellectual Property.
                 ---------------------

     [*****]

          2.7.3  [*****]

     3.   OPTION; COMMERCIAL LICENSE

     3.1  Option; License.
          ---------------

          3.1.1  Option.  During the Research Period, FibroGen shall have an
                 ------
option to obtain an exclusive (even as to Medarex), worldwide commercial license as set forth in Section 3.1.2 solely to develop Antibodies for use in the development and commercialization of Products. FibroGen may exercise such option by notice to Medarex during the Research Period specifying [*****] to be covered by the commercial license and concurrently paying to Medarex the applicable license fee due pursuant to Section 4.1. If FibroGen has not previously exercised its option to acquire a commercial license and achieves any milestone subject to Section 4.2, then FibroGen shall be deemed to have exercised its option to acquire a commercial license and shall pay to Medarex the commercial license fee due pursuant to Section 4.1 within thirty (30) days of the achievement of such milestone, in addition to the applicable milestone fee due pursuant to Section 4.2.

          3.1.2  Commercial License.  Effective upon FibroGen's election to
                 ------------------
acquire a commercial license, subject to the terms and conditions of this Agreement, including without limitation, the payment of the license fee set forth in Section 4.1, Medarex grants to FibroGen and its Affiliates the following licenses:

          (a) an exclusive, worldwide, non-transferable (except as set forth in Section 14.3), royalty bearing license under the Medarex Technology with the right to sublicense, to use hybridomas delivered by Medarex to FibroGen to make or have made Antibodies, and

          (b) an exclusive, worldwide, non-transferable (except as set forth in Section 14.3), royalty bearing license under the Medarex Technology with the right to sublicense, to use Antibodies made in the Research to make, have made, import, have imported, use, offer for sale and sell Products.

     During the term of the commercial licenses above, Medarex shall not grant any third party a license under the Medarex Technology which covers Antigens to which Antibodies have been made in the Research or Mice Materials developed in connection with the Research.

     3.2  [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     3.3  Title.  If FibroGen acquires a commercial license pursuant to Section
          -----
3.1.2, title to all Antibodies and cells capable of producing Antibodies obtained by FibroGen during the Research Period and the term of such license shall be vested in FibroGen.

     3.4  Regulatory Assistance.  If FibroGen acquires a commercial license to a
          ---------------------
particular Antibody, at the written request of FibroGen, Medarex shall provide any documentation necessary or appropriate for regulatory filings relating to the origin or modification of the Antibodies or the hybridoma.

     3.5  Retained Rights; No Further Rights.  Only the license granted pursuant
          ----------------------------------
to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize Mice which have not been used for the Research or immunized with any Antigen, itself or with third parties for any uses.

     4.   CONSIDERATION

     4.1  Commercial License Fee.  If FibroGen acquires a commercial license
          ----------------------
from Medarex pursuant to Section 3.1.2 above, FibroGen shall pay to Medarex a license fee of [*****]. The applicable license fee shall be paid to Medarex concurrently with FibroGen's notice of its exercise of its option.

     4.2  Milestone Payments.  Within thirty (30) days following the occurrence
          ------------------
of the relevant events specified below with respect to each Product which contains one of the Antibodies licensed by FibroGen (under a research license or a commercial license) and is intended to be used as a therapeutic, FibroGen shall pay to Medarex the following amounts:

                         Milestones                                  Amount
-----------------------------------------------------------     ---------------
[*****]

     4.3  Royalties and Sublicensee Revenues.
          ----------------------------------

          4.3.1  Royalty on Net Sales and Sublicense Revenues.
                 ---------------------------------------------

          (a)    In partial consideration for the commercial license, [*****]

          (b) In addition to the above, in partial consideration for the commercial license, [*****].


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (c) In addition to the above, in partial consideration for the commercial license, [*****].

          (d)    In addition to the foregoing, [*****].

          (e)    [*****]

          4.3.2  [*****]

          4.3.3  [*****]

          4.3.4  Royalty Term.  The royalties due pursuant to this Section 4.3
                 ------------
shall be payable on a Product-by-Product and country-by-country basis in each country as follows: [*****].

          4.3.5  Trade Secrets.  The parties acknowledge and agree that a
                 -------------
principal value contributed by Medarex is access to the Mice and Mice Materials allowing accelerated time to market and enhanced probability of success, and that Medarex may not own or control patents that cover the manufacture, sale or use of a particular Product. FibroGen acknowledges and agrees that a principal value FibroGen receives hereunder is in such access, and accordingly FibroGen shall [*****] and pay the royalties at the rates specified in Sections 4.3.1(a),
(b) and (c) and 4.3.2 during the term as set forth in Section 4.3.4, regardless of whether the applicable Product is covered by a patent application or patent within the Medarex Technology or FibroGen Technology.

     4.4  [*****]

     5.   PAYMENTS

     5.1 Timing of Royalty Payments. All royalties due to Medarex shall be paid [*****].

     5.2  Payment Method.  All amounts due Medarex hereunder shall be paid in
          --------------
U.S. dollars by wire transfer in immediately available funds to an account designated by Medarex.

     5.3  Currency; Foreign Payments.  If any currency conversion shall be
          --------------------------
required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of U.S. dollars reported by the Chase Manhattan Bank on the last business day of the calendar quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, FibroGen may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and FibroGen shall have no further obligations under this Agreement with respect thereto.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     5.4   Taxes.  All royalty amounts required to be paid to Medarex pursuant
           -----
to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by a jurisdiction other than the United States ("Withholding Taxes"). At Medarex's request, FibroGen shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

     6.    REPORTS AND RECORDS

     6.1   Royalty Reports.  FibroGen shall deliver to Medarex within  [*****] a
           ---------------
report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such calendar quarter, including the Products sold in each country by FibroGen and its Sublicensees, the Net Sales thereof, and all amounts received from Sublicensees for sales of Products. Such reports shall be Confidential Information of FibroGen subject to Article 9 herein.

     6.2   Inspection of Books and Records.  FibroGen shall maintain accurate
           -------------------------------
books and records which enable the calculation of royalties payable hereunder to be verified. FibroGen shall retain the books and records for each quarterly period for [*****] years after the submission of the corresponding report under
Section 5.1 hereof. Upon thirty (30) days prior notice to FibroGen, independent accountants selected by Medarex, may have access to FibroGen's books and records during FibroGen's normal business hours to conduct a review or audit, for the purpose of verifying the accuracy of FibroGen's payments and compliance with this Agreement. Any such inspection or audit shall be at Medarex's expense, however, in the event an inspection reveals underpayment of [*****] or more in any audit period, FibroGen shall pay the costs of the inspection [*****].

     7.    OTHER OBLIGATIONS

     7.1   Reports to Medarex.  During the term of this Agreement, FibroGen
           ------------------
shall keep Medarex reasonably informed of its activities subject to this Agreement, including without limitation, the commercialization of Products, and annually shall provide Medarex with a written report detailing such events and activities. When the registration package requesting approval for commercial sale of the Product is first filed in the U.S., the European Union and Japan, and in each case when approval is received therefor, FibroGen will promptly notify Medarex in writing.

     7.2   Reports to FibroGen.  During the term of this Agreement, Medarex
           -------------------
shall keep FibroGen reasonably informed of [*****].

***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     7.3   Regulatory Filings.  FibroGen shall submit registration packages
           ------------------
requesting approval for commercial sale of the Product as soon as reasonably practicable. FibroGen (or its designee) shall file and hold title to all regulatory applications, approvals and supplements thereto. Medarex will provide the necessary documentation for any regulatory filings relating to the Mice, Antibodies and hybridoma cell line delivered to FibroGen and any other assistance with respect to regulatory filings or agencies as may be reasonably requested by FibroGen at FibroGen's expense.

     7.4   Abandoned Products.  FibroGen shall promptly notify Medarex should it
           ------------------
elect to abandon its rights to pursue commercialization of any Product in any country. Such notice will effectuate FibroGen's voluntary abandonment of its right hereunder to market the Product in such country; provided, the abandonment of the Product in any particular country hereunder shall not be construed to be a termination of this Agreement with respect to the other countries or Products.

     8.    CONFIDENTIALITY

     8.1   Confidential Information.  Except as expressly provided herein, the
           ------------------------
parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                    (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                    (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                    (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                    (iv) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

                    (v) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

     8.2   Permitted Use and Disclosures. Each party hereto may use or disclose
           -----------------------------
information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's confidential information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

     8.3   Public Disclosure. Except as otherwise required by law (without
           -----------------
consideration of contractual obligations to third parties), neither party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure. Each party shall submit any such press release or public disclosure to the other party, and the receiving party shall promptly review such press release or public disclosure, but in no event more than fifteen (15) days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving party does not respond within such fifteen (15) day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing party's prior review and comment. Upon execution of this Agreement, the parties shall agree to a redacted version of this Agreement to be used for any and all submissions permitted under this Section unless otherwise agreed by the parties in writing or required to comply with law.

     8.4   Confidential Terms. Except as expressly provided herein, each party
           ------------------
agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided, with prior notice to the other party, disclosures may be made as required by securities or other applicable laws, or to a party's accountants, attorneys and other professional advisors.

     9.    REPRESENTATIONS AND WARRANTIES

     9.1   Medarex. Medarex represents and warrants that: (i) it is a
           -------
corporation duly organized validly existing and in good standing under the laws of the State of New Jersey; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Medarex; (iii) it is the sole and exclusive owner of all right, title and interest in the Mice; (iv) it has the right to grant the rights and licenses granted herein; [*****].


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     9.2   FibroGen. FibroGen represents and warrants that: (i) it is a
           --------
corporation duly organized validly existing and in good standing under the laws of the State of Delaware; and (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of FibroGen.

     9.3   Disclaimer of Warranties. THE MICE ARE PROVIDED "AS IS", AND EXCEPT
           ------------------------
AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX AND ITS RESPECTIVE AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, ANTIBODIES, PRODUCTS OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

     9.4   Disclaimer. Except as otherwise expressly set forth in this Agreement
           ----------
nothing in this Agreement is or shall be construed as:

           (a) A warranty or representation by Medarex as to the validity or scope of any claim or patent within the Patent Rights;

           (b) A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of any patent rights or other intellectual property right of any third party;

           (c) An obligation to bring or prosecute actions or suits against third parties for infringement of any of the Patent Rights; or

           (d) Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of Medarex or third parties, regardless of whether such patents or other rights are dominant or subordinate to any patent within the Patent Rights.


     9.5   [*****]

     10.   INTELLECTUAL PROPERTY

     10.1  Patent Rights. [*****]
           -------------

     10.2  [*****]

     10.3  [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     10.4  Infringement Claims. If the manufacture, importation, sale or use of
           -------------------
the Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or FibroGen, such party shall promptly notify the other party hereto, and if the notified party has an obligation to indemnify the other party pursuant to Section 12.1 or 12.2, such party shall have the right to control the defense of such claim, suit or proceeding. The defendant shall keep the other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding. [*****].

     10.5  [*****].


     10.6  [*****]

     10.7  [*****]

     10.8  [*****]

     11.   DISPUTE RESOLUTION

     11.1  Mediation. If a dispute arises out of or relates to this Agreement,
           ---------
or the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.

     12.   INDEMNIFICATION

     12.1  Medarex. Medarex shall indemnify, defend and hold harmless FibroGen
           -------
and its directors, officers and employees (each a "FibroGen Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against an FibroGen Indemnitee arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 9.1, [*****], except to the extent caused by the negligence or willful misconduct of FibroGen.

     12.2  FibroGen. FibroGen shall indemnify, defend and hold harmless Medarex
           --------
and its directors, officers and employees (each a "Medarex Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in
Section 9.2, (ii) the conduct of the Research or the practice by FibroGen of any right granted herein, or


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(iii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of any Product by FibroGen or its Affiliates or Sublicensees (including, without limitation, product liability claims), except in each case, (a) to the extent caused by the negligence or willful misconduct of Medarex, [*****].

     12.3  Procedure. In the event that any Indemnitee intends to claim
           ---------
indemnification under this Article 12 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 12. The Indemnitee shall not, except at its own cost, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give.

     13.   TERM AND TERMINATION

     13.1  Term. The term of this Agreement shall commence on the date hereof.
           ----
Unless earlier terminated as provided in this Article 13, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country.

     13.2  Termination for Cause. Either party may terminate this Agreement in
           ---------------------
the event the other party has materially breached or defaulted in the performance of any of its obligations hereunder, and such default has continued for ninety (90) days after written notice thereof was provided to the breaching party by the nonbreaching party. Any termination shall become effective at the end of such ninety (90) day period unless the breaching party has cured any such breach or default prior to the expiration of the ninety (90) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent default following notice thereof shall be ten (10) days and, unless payment is made within such period the termination shall become effective at the end of such period.

     13.3  Termination for Insolvency. If voluntary or involuntary proceedings
           --------------------------
by or against a party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for corporate reorganization or the dissolution of such party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such party makes an assignment for the benefit of creditors, or substantially all of the assets of such party are seized or attached and not released within sixty (60) days thereafter, the other party may immediately terminate this Agreement effective upon notice of such termination.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     13.4  Permissive Termination.

           13.4.1  FibroGen. FibroGen may terminate the Research and/or this
                   --------
Agreement with [*****] written notice to Medarex.

           13.4.2  Medarex. In that event that FibroGen fails to obtain a
                   -------
commercial license pursuant to Section 3.1 on or before the end of the Research Period, Medarex may terminate the Agreement with written notice to FibroGen.

     13.5  Effect of Termination, Expiration or Completion of Research.
           -----------------------------------------------------------

           (a)     Accrued Rights and Obligations. Termination of this Agreement
                   ------------------------------
for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching party may be entitled to injunctive relief as a remedy for any such breach.

           (b)     Return of Confidential Information. Upon any termination or
                   ----------------------------------
expiration of this Agreement, FibroGen and Medarex shall promptly return to the other party all Confidential Information of the other; provided counsel of each party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 8.

           (c)     Stock on Hand. In the event this Agreement is terminated for
                   -------------
any reason, FibroGen shall have the right to sell or otherwise dispose of the stock of any Product subject to this Agreement then on hand, subject to Articles 5 and 6 until the first anniversary of the effective date of such termination.

           (d)     Return of Mice and Mice Materials. Upon any termination of
                   ---------------------------------
this Agreement, FibroGen shall promptly return to Medarex, or destroy all hybridomas provided by Medarex and all cells capable of producing Antibodies, and in the event of such destruction an officer of FibroGen shall provide Medarex with written certification thereof. [*****] Upon any termination or upon completion of the Research and unless otherwise permitted by FibroGen, Medarex shall [*****] return any quantities of Antigen not used in connection with the Research to FibroGen.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           (e)     Licenses. The option and license rights granted in Section
                   --------
3.1 shall terminate upon any termination of this Agreement, and in such event FibroGen and its Affiliates and Sublicensees shall cease all development and commercialization of Products.

           (f)     [*****]

     13.6  Survival. Sections [*****] 2.7, [*****], 3.5, 13.5 and 13.6, and
           --------
Articles 5, 6, 8, 9, 10, 11, 12 and 14 of this Agreement shall survive termination of this Agreement for any reason.

     14.   MISCELLANEOUS

     14.1  Governing Law. This Agreement and any dispute, including without
           -------------
limitation any arbitration, arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the state of California, without reference to conflicts of laws principles.

     14.2  Independent Contractors. The relationship of the parties hereto is
           -----------------------
that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     14.3  Assignment. This Agreement shall not be assignable by FibroGen to any
           ----------
third party hereto without the written consent of Medarex which consent to a partial or entire assignment shall not be unreasonably withheld; except FibroGen may assign this Agreement, without such consent, to an entity that acquires all or substantially all of its business or assets to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise. [*****]

     14.4  Notices. All notices, requests and other communications hereunder
           -------
shall be in writing and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto:

     If to Medarex or
     GenPharm International:  Medarex, Inc.
                              1545 Route 22 East
                              Annandale, NJ 08801
                              Attn: President


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     If to FibroGen:          FibroGen, Inc.
                              225 Gateway Boulevard
                              South San Francisco, CA 94080
                              Attn: President
                              cc: Corporate Counsel
                              phone:     (650) 866-7200
                              facsimile: (650) 866-7201

     14.5  Force Majeure. Neither party shall lose any rights hereunder or be
           -------------
liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

     14.6  Injunctive Relief. Each party acknowledges that limitations and
           -----------------
restrictions on its possession and use of Mice, Mice Materials, Antibodies, Antigens and Confidential Information hereunder are necessary and reasonable to protect the other party, and expressly agrees that monetary damages would be inadequate to compensate such party for any violation. The parties agree that any such violation would cause irreparable injury to the other party and agrees that without resorting to prior mediation or arbitration, and, in addition to any other remedies that may be available in law, in equity or otherwise, the injured party shall be entitled to obtain temporary and permanent injunctive relief against any threatened violation of such limitations or restrictions or the continuation of any such violation in any court of competent jurisdiction, without the necessity of proving actual damages or the posting of any bond.

     14.7  Advice of Counsel. Medarex and FibroGen have each consulted counsel
           -----------------
of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

     14.8  Compliance with Laws. Each party shall furnish to the other party any
           --------------------
information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign federal, state and/or government agency.

     14.9  Further Assurances. At any time or from time to time on and after the
           ------------------
date of this Agreement, either party shall at the request of the other party hereto (i) deliver to the requesting party any records, data or other documents consistent with the provisions of this Agreement,

(ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such actions, as the requesting party may reasonably deem necessary in order for the requesting party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

     14.10 Export Controls. FibroGen agrees that it will take all actions
           ---------------
necessary to insure compliance with all U.S. laws, regulations, orders or other restrictions on exports and further will not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of FibroGen based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations in effect at the time of such sale. FibroGen agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the U.S. Export Regulations.

     14.11 Severability. In the event that any provisions of this Agreement are
           ------------
determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

     14.12 Waiver. It is agreed that no waiver by either party hereto of any
           ------
breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     14.13 Complete Agreement. This Agreement, with its Exhibits, constitutes
           ------------------
the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and duly executed on behalf of both parties.

     14.14 Use of Name. Neither party shall use the name or trademarks of the
           -----------
other party without the prior written consent of such other party.

     14.15 Headings. The captions to the several Sections and Articles hereof
           --------
are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     14.16 Counterparts. This Agreement may be executed in two counterparts,
           ------------
each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, Medarex and FibroGen have executed this Agreement by their respective duly authorized representatives.

MEDAREX, INC.                                FIBROGEN, INC.

By: /s/ Michael Appelbaum                    By: /s/ Thomas B. Neff
    ---------------------                        ------------------

Print Name: Michael Appelbaum                Print Name: Thomas B. Neff
            -----------------                            --------------

Title: Executive Vice President              Title: Chief Executive Officer
       ------------------------                     -----------------------


GENPHARM INTERNATIONAL, INC.

By: /s/ Michael Appelbaum
    ---------------------

Print Name: Michael Appelbaum
            -----------------

Title: President and Chief Executive Office
       ------------------------------------

                                   EXHIBIT A
                                   ANTIGENS


[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT B


[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.